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EXHIBIT 32.1

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Take-Two Interactive Software, Inc. (the "Company") on Form 10-KT for the five months ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ben Feder, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 17, 2010	/s/ BEN FEDER Ben Feder Chief Executive Officer

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  EXHIBIT 32.1